SMITH BARNEY SMALL CAP BLEND FUND, INC. (the Fund)

Supplement Dated May 15, 1998 to Prospectus Dated April 30, 1998


	The following information supplements, and to the extent inconsistent therewith supersedes, the information set forth in the Prospectus of the Fund dated April 30, 1998 (the Prospectus).

Management currently believes that the Russell 2000 Stock Index will more accurately reflect the holdings of the Fund, given the Funds investment objectives and policies, which require the Fund to invest primarily in the common stocks of companies with relatively small market capitalizations.

	Therefore, references in the Prospectus to the Russell 2500 Stock Index are deemed to be replaced with references to the Russell 2000 Stock Index.
The Fund will hold a portfolio that is comparable to the Russell 2000 Stock Index, a broad based index of the small cap segment of the U.S. stock market, in terms of overall risk, economic sector weightings and market capitalization. By linking its investment strategy to the Russell 2000 Stock Index, the Fund will provide diversified exposure to the universe of stocks that comprise approximately the lowest 15% of market capitalization of publicly traded companies in the U.S. with market values greater than $100 million.


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